UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2012

OCEANEERING INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11911 FM 529 Houston, Texas		77041
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 329-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Election of Director

On August 24, 2012, the Board of Directors (the “Board”) of Oceaneering International, Inc. (“Oceaneering”) appointed Paul B. Murphy, Jr. as a Class III Director, with a term that is scheduled to expire at Oceaneering’s 2013 annual meeting of shareholders. Since December 2009, Mr. Murphy, age 52, has served as Chief Executive Officer and President of Cadence Bancorp, LLC. Previously, he served as Chief Executive Officer of Amegy Bank of Texas from 2000 through December 2009. He is also a director of Hines Real Estate Investment Trust, Inc. and the Federal Reserve Bank of Dallas—Houston Branch.

On August 24, 2012, the Board granted an award of 4,000 shares of restricted stock under Oceaneering’s 2010 Incentive Plan. The restricted stock award is scheduled to vest in full on the first anniversary of the award date, subject to: (1) earlier vesting on a change of control or the termination of the director’s service due to death; and (2) such other terms as are set forth in the agreement. The foregoing description of the award to Mr. Murphy is intended to be only a summary and is qualified by reference to the complete form of agreement, which is incorporated by reference as an exhibit to this report and hereby incorporated by reference into this Item.

On August 24, 2012, the Board also approved Oceaneering entering into an indemnification agreement with Mr. Murphy. The form of indemnification agreement approved is in the same form as the previously disclosed indemnification agreement entered into with the other members of the Board. The foregoing description of the indemnification agreement is intended to be only a summary and is qualified by reference to the complete form of agreement, which is incorporated by reference as an exhibit to this report and hereby incorporated by reference into this Item.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1*	Form of 2012 Nonemployee Director Restricted Stock Agreement (incorporated by reference to Exhibit 10.6 to Oceaneering’s current report on Form 8-K dated February 24, 2012).

10.2*	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Oceaneering’s current report on Form 8-K dated May 6, 2011).

*	Previously filed with the Securities and Exchange Commission, as indicated, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

By:	/s/ David K. Lawrence
David K. Lawrence
Vice President, General Counsel and Secretary

Date: August 27, 2012

EXHIBIT INDEX

No.	Description

10.1*	Form of 2012 Nonemployee Director Restricted Stock Agreement (incorporated by reference to Exhibit 10.6 to Oceaneering’s current report on Form 8-K dated February 24, 2012).

10.2*	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Oceaneering’s current report on Form 8-K dated May 6, 2011).

*	Previously filed with the Securities and Exchange Commission, as indicated, and incorporated herein by reference.